                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91807) of TeleCorp PCS, Inc. of our report dated March 10, 2000 relating to the financial statements which appear in this Form 10-K.



McLean, Virginia
March 30, 2000